UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2012

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place
Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Office)	(Zip Code)

(604) 688-8323
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 15, 2012, Sunwing Zitong Energy Ltd. (“Sunwing”), a subsidiary of Ivanhoe Energy Inc. (the “Company”), entered into a definitive Sale and Purchase Agreement (“SPA”) with Shell China Exploration and Production Co. (“Shell”), which enables Sunwing to transfer its participating interest in the Contract for Exploration, Development and Production in the Zitong Block, Sichuan Basin of the People’s Republic of China, dated September 19, 2002 (the “Original Contract”),  as supplemented and amended by a Supplementary Agreement dated December 30, 2011 (the “Supplementary Agreement”), and as further amended by an Amendment Agreement dated October 9, 2012 (the “Amendment Agreement”), each among Sunwing, China National Petroleum Corporation (“CNPC”) and Mitsubishi Gas Chemical Company, Inc. (the Original Agreement, the Suplementary Agreement and the Amendment Agreement, collectively, the “Petroleum Contract”) to Shell.

According to the SPA, subject to government approvals and other prescribed conditions, Sunwing agreed to sell to Shell 100% of Sunwing’s participating interest in and under the Petroleum Contract. Shell agreed to pay as consideration (i) a payment of up to US$85 million as reimbursement for past qualified and recoverable costs incurred, and (ii) a further payment upon closing of US$20 million, provided that the final condition for the transaction be met on or before December 31, 2012. In addition, the SPA sets forth that, following completion of the transaction, Shell will assume the US$20 million performance bond that the Company deposited in December 2011 for the benefit of CNPC pursuant to the Supplementary Agreement. Finally, the SPA provides that, if the Ministry of Commerce of the People's Republic of China’s approval has not been received after the expiration of twelve (12) months from the date of submission of the Amendment Agreement, the agreement may be terminated.

Sunwing and Shell anticipate closing the transaction by the end of 2012.

The above description of the SPA is a summary, does not purport to be complete and is qualified in its entirety by the complete text of the SPA, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The Company’s press release announcing the signing of the SPA is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Agreement for the Sale and Purchase of Interests in Respect of Zitong Block, Sichuan Basin, People’s Republic of China, dated September 27th, 2012.

99.1	Press Release dated October 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 18, 2012
IVANHOE ENERGY INC.

By:	/s/ Gerald D. Schiefelbein
Name: Gerald D. Schiefelbein
Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Agreement for the Sale and Purchase of Interests in Respect of Zitong Block, Sichuan Basin, People’s Republic of China, dated September 27th, 2012.

99.1	Press Release dated October 15, 2012